SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 24, 2002

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of October 1, 2002 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2002-QS15)

                        Residential Accredit Loans, Inc.
              -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                   333-82902          51-0368240
        -----------------------------------------------------------------
        (STATE OR OTHER JURISDICTION     (COMMISSION)      (I.R.S. EMPLOYER
            OF INCORPORATION)            FILE NUMBER)     IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2



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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.
        ------------

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, Residential Accredit Loans, Inc. will file concurrently with, or subsequent to, the filing of this Current Report on Form 8-K a prospectus dated August 26, 2002 (the "Base Prospectus") and a prospectus supplement dated October 28, 2002 (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus") with the Securities and Exchange Commission relating to its Mortgage Asset-Backed Pass-Through Certificates, Series 2002-QS15. PricewaterhouseCoopers LLP has consented to the use of their name in the "Experts" section of the Prospectus Supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.         Description

1               23            Consent of PricewaterhouseCoopers LLP, independent
                              auditors of MBIA Insurance Corporation with respect to the Residential Accredit Loans, Inc.
                              Mortgage Asset-Backed Pass-Through Certificates,
                              Series 2002-QS15.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL ACCREDIT LOANS, INC.


                                        By:     /s/ Joseph Orning
                                        Name:   Joseph Orning
                                        Title:  Vice President


Dated:  October 29, 2002



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                                  EXHIBIT INDEX

                    Item 601(a) of                         Sequentially Numbered
Exhibit Number      Regulation S-K                               Page
                    Exhibit No.       Description

1                   23                Accountant's Consent        5



                                        4
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                                    EXHIBIT 1

                       [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus Supplement of RALI Series 2002-QS15 Trust, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2002-QS15 comprising part of the Registration Statement (No. 333-82902) of Residential Accredit Loans, Inc., of our reports, dated February 1, 2002, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001. We also consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement.


                                            /s/ PricewaterhouseCoopers LLP



October 24, 2002




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